Exhibit 99.1

BlackBerry Announces Pricing of Upsized Private Offering of $175 Million of
3.00% Convertible Senior Notes

Waterloo, Ontario – January 24, 2024 (BUSINESS WIRE) – BlackBerry Limited (NYSE: BB; TSX: BB) (“BlackBerry”) announced today the pricing of its private offering of $175 million aggregate principal amount of its 3.00% Convertible Senior Notes due 2029 (the “notes”) at an approximately 32.50% conversion premium to the closing share price of $2.93 on The New York Stock Exchange on January 24, 2024. The notes were offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and pursuant to prospectus exemptions in Canada and other jurisdictions. BlackBerry also granted the initial purchasers of the notes the option to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $25 million aggregate principal amount of the notes. The offering was upsized from the previously announced offering of $160 million aggregate principal amount of notes. The closing of the offering is expected to occur on January 29, 2024, subject to customary closing conditions, including approval from the Toronto Stock Exchange.

BlackBerry estimates that the net proceeds from the offering will be approximately $169.6 million (or approximately $194.0 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting fees and estimated offering expenses payable by BlackBerry. BlackBerry intends to use the net proceeds from the offering of the notes to fund the repayment or repurchase of its outstanding $150 million aggregate principal amount of 1.75% extendible convertible unsecured debentures due February 15, 2024 (the “Existing Debentures”) and the remainder for general corporate purposes.

The notes will be BlackBerry’s general unsecured obligations, ranking senior to BlackBerry’s obligations under the Existing Debentures. The notes will bear interest at a rate of 3.00% per year, payable semiannually in arrears on February 15 and August 15 of each year, beginning on August 15, 2024, and the notes will mature on February 15, 2029, unless earlier converted, redeemed or repurchased. The initial conversion rate of the notes is 257.5826 common shares per $1,000 principal amount of the notes, which is equivalent to an initial conversion price of approximately $3.88 per common share, representing a premium of approximately 32.50% over the closing share price of $2.93 on The New York Stock Exchange on January 24, 2024. Prior to the close of business on the business day immediately preceding November 15, 2028, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding February 15, 2029. BlackBerry may satisfy any conversions of the notes by paying or delivering, as the case may be, cash, its common shares or a combination of cash and its common shares, at BlackBerry’s election (or, in the case of any notes called for redemption that are converted during the related redemption period, solely its common shares).

BlackBerry may not redeem the notes prior to February 22, 2027, except in the event of certain tax law changes. On or after February 22, 2027, BlackBerry may redeem for cash all or a portion of the notes, at Blackberry’s election, if the last reported sale price of Blackberry’s common shares has been at least 130% of the conversion price then in effect on each of at least 20 trading days (whether or not consecutive) during any 30 consecutive trading-day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which BlackBerry provides notice of redemption at a cash redemption price equal to 100% of the aggregate principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If BlackBerry undergoes a fundamental change (as defined in the indenture governing the notes), subject to certain conditions, BlackBerry will be required to make an offer to repurchase for cash all of the outstanding notes (or any portion thereof that a holder determines to sell to BlackBerry) at a repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date. In connection with certain corporate events or if BlackBerry calls the notes for redemption, BlackBerry will, under certain circumstances, increase the conversion rate for noteholders who elect to convert their notes in connection with such corporate event or convert their notes called for redemption.

The offer and sale of the notes and the common shares issuable upon conversion of the notes, if any, have not been registered under the Securities Act or any state securities laws. Unless a subsequent sale is registered under the Securities Act, the notes and the common shares issuable upon conversion of the notes, if any, may only be offered or sold in the United States in a transaction that is exempt from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offers of the notes will be made only to persons reasonably believed to be qualified institutional buyers by means of a private offering memorandum in accordance with Rule 144A under the Securities Act. The notes will be offered in Canada and other jurisdictions under available prospectus exemptions.

About BlackBerry

BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including in over 235M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy solutions, and is a leader in the areas of endpoint security management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release, including, among others: the potential exercise of the initial purchasers’ option to purchase additional notes; the expected timing of the closing of the offering of the notes; and the expected use of the net proceeds from the sale of the notes, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “should,” or “anticipates,” and similar expressions. All forward-looking statements in this press release are based on current expectations, forecasts, estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, and involve risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from those expressed in or implied by the forward-looking statements.

Additional factors that could cause results to differ materially from those projected in the forward-looking statements are contained in BlackBerry’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, including in the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which may be obtained at www.sedarplus.ca or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. BlackBerry has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Contact:

BlackBerry Investor Relations

+1 (519) 888-7465

investorrelations@blackberry.com

Media Contact:

BlackBerry Media Relations

+1 (519) 597-7273

mediarelations@blackberry.com